Filed Pursuant to Rule 497(k)

Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Brookfield Global Listed Infrastructure Fund

Brookfield Real Assets Securities Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated July 15, 2019 to each Fund’s

Summary Prospectus dated April 30, 2019

Effective immediately, the portfolio management disclosure under the heading “Brookfield Global Listed Infrastructure Fund — Management,” is hereby deleted and replaced with the following:

“Portfolio Managers:  Leonardo Anguiano, Managing Director and Portfolio Manager, and Tom Miller, CFA, Director and Portfolio Manager, each of Brookfield Public Securities Group LLC, serve as Co-Portfolio Managers for the Fund.  Messrs. Anguiano and Miller have served as Co-Portfolio Managers of the Fund since September 2016 and March 2019, respectively.”

Effective immediately, the portfolio management disclosure under the heading “Brookfield Real Assets Securities Fund — Management,” is hereby deleted and replaced with the following:

“Portfolio Managers:  Craig Noble, CFA, CEO, Alternative Investments for Brookfield Asset Management, and Larry Antonatos, Managing Director and Portfolio Manager of Brookfield Public Securities Group LLC, are jointly and primarily responsible for the day-to-day management of the Fund.  Messrs. Noble and Antonatos draw upon the expertise of colleagues within the Public Securities Group in managing the Fund, and have the authority to adjust the allocation of assets across asset classes.  Mr. Noble has served as a Portfolio Manager of the Fund since its inception.  Mr. Antonatos has served as a Portfolio Manager of the Fund since February 2016.”

Capitalized terms used herein but not defined shall have the meanings assigned to them in each Summary Prospectus.

Please retain this Supplement for reference.